UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2010

COMMVAULT SYSTEMS, INC.
 (Exact name of registrant as specified in its charter)

Delaware	1-33026	22-3447504
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Crescent Place Oceanport, New Jersey	07757
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 870-4000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a vote of Security Holders.

On August 25, 2010, CommVault Systems, Inc. (the “Company”) held its fiscal 2010 Annual Meeting of Stockholders, at which the Company’s stockholders (1) elected three Class I Directors for a term to expire at the 2013 Annual Meeting of Stockholders and (2) ratified the appointment of Ernst & Young LLP as the Company’s independent public accountants for the fiscal year ending March 31, 2011. The vote on such matters was as follows:

1.	Election of Directors

	Total Vote	Total Vote	Total Broker Non-
	For Each	Withheld From	Vote For Each
Nominee	Nominee	Each Nominee	Nominee
Armando Geday	34,706,703	2,824,378	2,956,203
F. Robert Kurimsky	34,542,171	2,988,909	2,956,204
David F. Walker	34,545,699	2,985,380	2,956,205

There were no abstentions.

2.	Ratification of appointment of Ernst & Young LLP as independent public accountants for the fiscal year ending March 31, 2011

For	Against	Abstain
39,076,080	1,404,074	7,130

There were no broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMVAULT SYSTEMS, INC.

Dated: August 30, 2010	By: /s/ Warren Mondschein Name: Warren Mondschein Title: Vice President, General Counsel and Secretary Chief Compliance Officer